Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2011
Acquisitions and Dispositions [Abstract]
Acquisitions and Dispositions

2. Acquisitions and Dispositions

Pending Dispositions

In December 2011, MetLife Bank National Association (“MetLife Bank”) and MetLife, Inc. entered into a definitive agreement to sell most of the depository business of MetLife Bank. The transaction is expected to close in the second quarter of 2012, subject to certain regulatory approvals and other customary closing conditions. Additionally, in January 2012, MetLife, Inc. announced it is exiting the business of originating forward residential mortgages. In conjunction with these events, for the year ended December 31, 2011, the Company recorded charges totaling $212 million, net of income tax, which included intent-to-sell OTTI investment charges, charges related to the de-designation of certain cash flow hedges, a goodwill impairment charge and other employee-related charges. In addition, the Company expects to incur additional charges of $90 million to $110 million, net of income tax, during 2012, related to exiting the forward residential mortgage origination business. The total assets and liabilities recorded in the consolidated balance sheet related to these two businesses as of December 31, 2011 were approximately $11.0 billion and $10.0 billion, respectively. These transactions did not qualify for discontinued operations accounting treatment under GAAP. See Notes 3, 7 and 24.

In November 2011, the Company entered into an agreement to sell its insurance operations in the Caribbean region, Panama and Costa Rica (the “Caribbean Business”). The total assets and liabilities recorded in the consolidated balance sheet related to these insurance operations as of December 31, 2011 were $859 million and $707 million, respectively. Related to the pending sale, the Company recorded a loss of $21 million, net of income tax, which included intent-to-sell OTTI investment charges, during the year ended December 31, 2011. The sale is expected to close in the second quarter of 2012 subject to regulatory approval and other customary closing conditions. The results of the Caribbean Business are included in continuing operations.

2011 Dispositions

On April 1, 2011, the Company sold its 50% interest in Mitsui Sumitomo MetLife Insurance Co., Ltd. (“MSI MetLife”), a Japan domiciled life insurance company, to its joint venture partner, MS&AD Insurance Group Holdings, Inc. (“MS&AD”), for $269 million (¥22.5 billion) in cash consideration, less $4 million (¥310 million) to reimburse MS&AD for specific expenses incurred related to the transaction. The accumulated other comprehensive losses in the foreign currency translation adjustment component of equity resulting from the hedges of the Company’s investment in the joint venture of $46 million, net of income tax, were released upon sale but did not impact net income for year ended December 31, 2011 as such losses were considered in the overall impairment evaluation of the investment prior to the sale. During the years ended December 31, 2011 and 2010, the Company recorded a loss of $57 million and $136 million, net of income tax, respectively, in net investment gains (losses) within the consolidated statements of operations related to the sale. The Company’s operating earnings relating to its investment in MSI MetLife were included in the Asia segment.

On November 1, 2011, the Company sold its wholly-owned subsidiary, MetLife Taiwan Insurance Company Limited (“MetLife Taiwan”) for $180 million in cash consideration. The net assets sold were $282 million, resulting in a loss on disposal of $64 million, net of income tax, recorded in discontinued operations, for the year ended December 31, 2011. Income (loss) from the operations of MetLife Taiwan of $20 million, $22 million and $9 million, net of income tax, for the years ended December 31, 2011, 2010 and 2009, respectively, was also recorded in discontinued operations. See Note 23.

2010 Acquisition of ALICO

Description of Transaction

On the Acquisition Date, MetLife, Inc. acquired all of the issued and outstanding capital stock of American Life from AM Holdings, a subsidiary of AIG, and DelAm from AIG for a total purchase price of $16.4 billion, which consisted of (i) cash of $7.2 billion (includes settlement of intercompany balances and certain other adjustments), and (ii) securities of MetLife, Inc. valued at $9.2 billion.

The $7.2 billion cash portion of the purchase price was funded through the issuance of common stock as described in Note 18, fixed and floating rate senior debt as described in Note 11 as well as cash on hand. The securities issued to AM Holdings included (a) 78,239,712 shares of MetLife, Inc.’s common stock; (b) 6,857,000 shares of Series B Contingent Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock (the “convertible preferred stock”) of MetLife, Inc.; and (c) 40 million common equity units of MetLife, Inc. (the “Equity Units”) with an aggregate stated amount at issuance of $3.0 billion, initially consisting of (i) three purchase contracts (the “Series C Purchase Contracts,” the “Series D Purchase Contracts” and the “Series E Purchase Contracts” and, together, the “Purchase Contracts”), obligating the holder to purchase, on specified future settlement dates, a variable number of shares of MetLife, Inc.’s common stock for a fixed price; and (ii) an interest in each of three series of debt securities (the “Series C Debt Securities,” the “Series D Debt Securities” and the “Series E Debt Securities,” and, together, the “Debt Securities”) issued by MetLife, Inc. Distributions on the Equity Units will be made quarterly, through contract payments on the Purchase Contracts and interest payments on the Debt Securities, initially at an aggregate annual rate of 5.00% (an average annual rate of 3.02% on the Purchase Contracts and an average annual rate of 1.98% on the Debt Securities) as described in Note 14.

On March 8, 2011, AM Holdings sold, in public offering transactions, all the shares of common stock and Equity Units it received as consideration from MetLife in connection with the Acquisition. The Company did not receive any of the proceeds from the sale of either the shares of common stock or the Equity Units owned by AM Holdings. On March 8, 2011, MetLife, Inc. issued 68,570,000 shares of common stock for gross proceeds of $3.0 billion, which were used to repurchase and cancel 6,857,000 shares of convertible preferred stock received as consideration by AM Holdings from MetLife in connection with the Acquisition. See Note 18.

ALICO is an international life insurance company, providing consumers and businesses with products and services for life insurance, accident and health insurance, retirement and wealth management solutions. The Acquisition significantly broadened the Company’s diversification by product, distribution and geography, meaningfully accelerated MetLife’s global growth strategy, and provides the opportunity to build an international franchise leveraging the key strengths of ALICO.

Fair Value and Allocation of Purchase Price

The computation of total purchase consideration and the amounts recognized for each major class of assets acquired and liabilities assumed, based upon their respective fair values at the Acquisition Date, and the resulting goodwill, are presented below:

November 1, 2010
(In millions)
Cash	$6,800
MetLife, Inc.’s common stock (78,239,712 shares) (1)	3,200
MetLife, Inc.’s convertible preferred stock (1), (2)	2,805
MetLife, Inc.’s Equity Units ($3.0 billion aggregate stated amount) (3)	3,189

Total cash paid and securities issued to AM Holdings	$15,994
Contractual purchase price adjustments (4)	396

Total purchase price	$16,390
Effective settlement of pre-existing relationships (5)	(186)
Contingent consideration (6)	88

Total purchase consideration for ALICO	$16,292

(1)	Fair value is based on the opening price of MetLife, Inc.’s common stock of $40.90 on the New York Stock Exchange (“NYSE”) on November 1, 2010.

(2)	On March 8, 2011, MetLife, Inc. repurchased and canceled all of the convertible preferred stock.

(3)	The Equity Units include the Debt Securities and the Purchase Contracts that will settle in MetLife, Inc.’s common stock on specified future dates. See Note 14.

(4)	Relates to the cash settlement of intercompany balances prior to the Acquisition for amounts in excess of certain agreed-upon thresholds and certain other adjustments.

(5)

Effective settlement of debt securities issued by MetLife, Inc. that were owned by ALICO on the Acquisition Date and which reduced the total purchase consideration. Such debt securities were sold to a third party in the second quarter of 2011.

(6)	Estimated fair value of potential payments related to the adequacy of reserves for guarantees on the fair value of a fund of assets backing certain United Kingdom (“U.K.”) unit-linked contracts.

At the Acquisition Date, management expected the aggregate amount of MetLife, Inc.’s common stock to be issued to AM Holdings to be between 214.6 million to 231.5 million shares, consisting of 78.2 million shares issued at closing, 68.6 million shares to be issued upon conversion of the convertible preferred stock and between 67.8 million and 84.7 million shares of common stock, in total, issuable upon settlement of the Purchase Contracts forming part of the Equity Units. On March 8, 2011, MetLife, Inc. issued 68.6 million shares of common stock and used the gross proceeds to repurchase and cancel the convertible preferred stock. On the same date, AM Holdings sold, in a public offering, all the Equity Units it received as consideration from MetLife in connection with the Acquisition. See Notes 14 and 18.

Recording of Assets Acquired and Liabilities Assumed

The following table summarizes the amounts recognized at fair value for each major class of assets acquired and liabilities assumed and the resulting goodwill as of the Acquisition Date, inclusive of adjustments made in the first year after the Acquisition Date to the amounts initially recorded (“measurement period adjustments”).

November 1, 2010
(In millions)
Assets acquired:
Total investments	$101,036
Cash and cash equivalents	4,175
Accrued investment income	948
Premiums, reinsurance and other receivables	1,971
VOBA	9,210
Other assets	1,146
Separate account assets	244

Total assets	$118,730

Liabilities assumed:
Future policy benefits	$31,811
Policyholder account balances	66,652
Other policy-related balances	7,306
Current and deferred income tax liability	375
Other liabilities	2,918
Separate account liabilities	244

Total liabilities	$109,306

Redeemable noncontrolling interests in partially owned consolidated subsidiaries assumed	$109

Noncontrolling interests	(21)
Goodwill	6,998

Net assets acquired	$16,292

The measurement period adjustments, which related to the finalization of American Life’s current and deferred income tax liability, did not have an impact on the Company’s earnings or cash flows and, therefore, the financial statements were not retrospectively adjusted. See Note 15.

Goodwill

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired and liabilities assumed that could not be individually identified. The goodwill recorded as part of the Acquisition includes the expected synergies and other benefits that management believes will result from combining the operations of ALICO with the operations of MetLife, including further diversification in geographic mix and product offerings and an increase in distribution strength.

As of the Acquisition Date, of the $7.0 billion of goodwill, approximately $4.0 billion was estimated to be deductible for tax purposes. Of the $4.0 billion, approximately $573 million was estimated to be deductible for U.S. tax purposes prior to the completion of the anticipated restructuring of American Life’s foreign branches. See “—Branch Restructuring.”

Identified Intangibles

VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of future profits embedded in acquired insurance annuity and investment-type contracts in-force at the Acquisition Date.

The value of VODA and VOCRA, included in other assets, reflects the estimated fair value of ALICO’s distribution agreements and customer relationships acquired at November 1, 2010 and will be amortized over the useful lives. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

The use of discount rates was necessary to establish the fair value of VOBA and the identifiable intangibles. In selecting the appropriate discount rates, management considered its weighted average cost of capital, as well as the weighted average cost of capital required by market participants. The fair value of acquired liabilities was determined using risk free rates adjusted for a nonperformance risk premium. The nonperformance adjustment was determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife Inc.’s debt, including related credit default swaps. These observable spreads were then adjusted to reflect the priority of these liabilities, the claims paying ability of the insurance subsidiaries compared to MetLife, Inc. and, as necessary, the relative credit spreads of the liabilities’ currencies of denomination as compared to USD spreads.

The fair values of business acquired, distribution agreements and customer relationships and the weighted average amortization periods were as follows as of November 1, 2010:

	November 1, 2010	Weighted Average Amortization Period
	(In millions)	(In years)
VOBA	$9,210	8.2
VODA and VOCRA	341	10.3

Total value of amortizable intangible assets acquired	$9,551	8.6

Negative VOBA

For certain acquired blocks of business, the estimated fair value of acquired liabilities exceeded the initial policy reserves assumed at the Acquisition Date, resulting in negative VOBA of $4.4 billion recorded at the Acquisition Date. Negative VOBA is recorded in other policy-related balances. See Note 8. The following summarizes the major blocks of business, all included within the Asia segment, for which negative VOBA was recorded and describes why the fair value of the liabilities associated with these blocks of business exceeded the initial policy reserves assumed:

•

Fixed Annuities – This block of business provides a fixed rate of return to the policyholders. A decrease in market interest rates since the time of issuance was the primary driver that resulted in the fair value of the liabilities associated with this block being significantly greater than the initial policy reserves assumed at the Acquisition Date.

•

Interest Sensitive Whole Life and Retirement Savings Products – These contracts contain guaranteed minimum benefit features. The recorded reserves for these guarantees increase ratably over the life of the policies in relation to future gross revenues. In contrast, the fair value of the guaranteed minimum benefit component of the initial policy reserves assumed represents the amount that would be required to be transferred to a market participant to assume the full liability at the acquisition date, implicitly incorporating market participant views as to all expected future cash flows. This results in a fair value significantly in excess of the initial guaranteed minimum benefit liability assumed at the Acquisition Date.

Trademark Assets

In connection with the Acquisition, the Company recognized $47 million in trademark assets recorded in other assets. The fair value of the trademark assets will be recognized ratably over their expected useful lives which is generally between five to 10 years.

Indemnification Assets and Contingent Consideration

The stock purchase agreement dated as of March 7, 2010, as amended by and among MetLife, Inc., AIG and AM Holdings (formerly known as ALICO Holdings LLC) (the “Stock Purchase Agreement”) and related agreements include indemnification provisions that allocate the risk of losses arising out of contingencies or other uncertainties that existed as of the Acquisition Date in accordance with the terms, and subject to the limitations and procedures, provided by such provisions. As applicable, the Company recognizes an indemnification asset at the same time that it recognizes the indemnified item, measured on the same basis as the indemnified item. The Company recognized the following indemnification assets and contingencies as of the Acquisition Date in accordance with the indemnification provisions of the Stock Purchase Agreement and related agreements:

Investments — The Company established indemnification assets for the fair value of amounts expected to be recovered from defaults of certain fixed maturity securities, CMBS and mortgage loans. These indemnification assets were included in other invested assets at December 31, 2011 and 2010.

Litigation — The Company established indemnification assets associated with certain settlements expected to be made in connection with the suspension of withdrawals from certain unit-linked funds offered to certain policyholders. These indemnification assets were included in other assets at December 31, 2011 and 2010.

Section 338 Election — See Note 1.

The Company recognized an aggregate amount of $574 million for indemnification assets as of the Acquisition Date in accordance with the indemnification provisions of the Stock Purchase Agreement and related agreements.

Contingent Consideration —The Company has guaranteed that the fair value of a fund of assets backing certain U.K. unit-linked contracts will have a value of at least £1 per unit on July 1, 2012. If the shortfall between the aggregate guaranteed amount and the fair value of the fund exceeds £106 million (as adjusted for withdrawals), AIG will pay the difference to the Company and, conversely, if the shortfall at July 1, 2012 is less than £106 million, the Company will pay the difference to AIG. The Company believes that the fair value of the fund will equal or exceed the aggregate guaranteed amount by July 1, 2012. The contingent consideration liability was $109 million at December 31, 2011 and $88 million at the Acquisition Date. The increase in the contingent consideration liability amount from the Acquisition Date to December 31, 2011 was recorded in net derivative gains (losses) in the consolidated statement of operations.

Branch Restructuring

On March 4, 2010, American Life entered into a closing agreement (the “Closing Agreement”) with the Commissioner of the Internal Revenue Service (“IRS”) with respect to a U.S. withholding tax issue arising as a result of payments made by its foreign branches. The Closing Agreement provides that American Life’s foreign branches will not be required to withhold U.S. income tax on the income portion of payments made pursuant to American Life’s life insurance and annuity contracts (“Covered Payments”) for any tax periods beginning on January 1, 2005 and ending on December 31, 2013 (the “Deferral Period”). The Closing Agreement required that American Life submit a plan to the IRS within 90 days after the close of the Acquisition, indicating the steps American Life would take (on a country by country basis) to ensure that no substantial amount of U.S. withholding tax will arise from Covered Payments made by American Life’s foreign branches to foreign customers after the Deferral Period. Such plan, which was submitted to the IRS on January 29, 2011, involves the transfer of businesses from certain of the foreign branches of American Life to one or more existing or newly-formed subsidiaries of MetLife, Inc. or American Life.

A liability of $277 million was recognized in purchase accounting as of the Acquisition Date for the anticipated and estimated costs associated with restructuring American Life’s foreign branches into subsidiaries in connection with the Closing Agreement.

See Notes 7, 15 and 19 for additional information related to the Acquisition.

Revenues and Earnings of ALICO

The following table presents information for ALICO that is included in the Company’s consolidated statement of operations from the Acquisition Date through November 30, 2010:

ALICO’s Operations Included in MetLife’s Results for the Year Ended December 31, 2010
(In millions)
Total revenues	$950
Income (loss) from continuing operations, net of income tax	$(2)

Supplemental Pro Forma Information (unaudited)

The following table presents unaudited supplemental pro forma information as if the Acquisition had occurred on January 1, 2010 for the year ended December 31, 2010 and on January 1, 2009 for the year ended December 31, 2009.

	Years Ended December 31,
	2010	2009
	(In millions, except per share data)
Total revenues	$64,680	$54,282
Income (loss) from continuing operations, net of income tax, attributable to common shareholders	$3,888	$(1,353)
Income (loss) from continuing operations, net of income tax, attributable to common shareholders per common share:
Basic	$3.60	$(1.29)
Diluted	$3.57	$(1.29)

The pro forma information was derived from the historical financial information of MetLife and ALICO, reflecting the results of operations of MetLife and ALICO for 2010 and 2009. The historical financial information has been adjusted to give effect to the pro forma events that are directly attributable to the Acquisition and factually supportable and expected to have a continuing impact on the combined results. Discontinued operations and the related earnings per share have been excluded from the presentation as they are non-recurring in nature. The pro forma information is not intended to reflect the results of operations of the combined company that would have resulted had the Acquisition been effective during the periods presented or the results that may be obtained by the combined company in the future. The pro forma information does not reflect future events that may occur after the Acquisition, including, but not limited to, expense efficiencies or revenue enhancements arising from the Acquisition and also does not give effect to certain one-time charges that MetLife expects to incur, such as restructuring and integration costs.

The pro forma information primarily reflects the following pro forma adjustments:

•	reduction in net investment income to reflect the amortization or accretion associated with the new cost basis of the acquired fixed maturities available-for-sale portfolio;

•	elimination of amortization associated with the elimination of ALICO’s historical DAC;

•	amortization of VOBA, VODA and VOCRA associated with the establishment of VOBA, VODA and VOCRA arising from the Acquisition;

•	reduction in other expenses associated with the amortization of negative VOBA;

•	reduction in revenues associated with the elimination of ALICO’s historical unearned revenue liability;

•	interest expense associated with the issuance of the Debt Securities to AM Holdings and the public issuance of senior notes in connection with the financing of the Acquisition;

•	certain adjustments to conform to MetLife’s accounting policies; and

•	reversal of investment and derivative gains (losses) associated with certain transactions that were completed prior to the Acquisition Date (conditions of closing).

2009 Disposition

In March 2009, the Company sold Cova Corporation (“Cova”), the parent company of Texas Life Insurance Company (“Texas Life”) to a third-party for $130 million in cash consideration, excluding $1 million of transaction costs. The net assets sold were $101 million, resulting in a gain on disposal of $28 million, net of income tax. The Company also reclassified $4 million, net of income tax, of the 2009 operations of Texas Life into discontinued operations in the consolidated financial statements. As a result, the Company recognized income from discontinued operations of $32 million, net of income tax, during the year ended December 31, 2009. See Note 23.

2009 Disposition through Assumption Reinsurance

On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).